UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2020

THE MICHAELS COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36501	37-1737959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Bent Branch Drive

Irving, Texas  75063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.06775 par value	MIK	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 17, 2020, Michaels Stores, Inc. (the “Issuer”), Michaels Funding, Inc. (the “Parent”) and Artistree, Inc., Darice, Inc., Darice Imports, Inc., Lamrite West, Inc., Michaels Finance Company, Inc., Michaels Stores Procurement Company, Inc. and Michaels Stores Card Services, LLC (collectively, the “Subsidiary Guarantors” and together with the Parent, the “Guarantors”), each an indirect, wholly owned subsidiary of The Michaels Companies, Inc. (the “Company”), entered into a purchase agreement, dated September 17, 2020, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, with J.P. Morgan Securities LLC as representative of the initial purchasers named therein, relating to the issuance and sale of $375 million in aggregate principal amount of 4.750% Senior Secured Notes due 2027 (the “Notes”) in an offering exempt from registration under the Securities Act of 1933, as amended. The offering is expected to close on or about October 1, 2020, subject to customary closing conditions.

On September 17, 2020, the Company issued a press release announcing the pricing of the offering. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Purchase Agreement, dated September 17, 2020, by and among Michaels Stores, Inc., as Issuer, Michaels Funding, Inc., Artistree, Inc., Darice, Inc., Darice Imports, Inc., Lamrite West, Inc., Michaels Finance Company, Inc., Michaels Stores Procurement Company, Inc. and Michaels Stores Card Services, LLC, each as a Guarantor, and J.P. Morgan Securities LLC, as representative of the initial purchasers.
99.1	Press release issued by The Michaels Companies, Inc., dated September 17, 2020, announcing pricing of offering.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MICHAELS COMPANIES, INC.

By:	/s/ Michael Diamond
Michael Diamond Executive Vice President and Chief Financial Officer

Date: September 22, 2020